UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2021
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 15, 2021, the Board of Directors (the “Board”) of Open Text Corporation (“OpenText”) appointed Ann M. Powell as a director, effective immediately. Ms. Powell is the current EVP, Global Chief Human Resource Officer for Bristol Myers Squibb (BMS), a Fortune 500 global biopharmaceutical company with over $40 billion in revenues and 30,000 employees worldwide.
Ms. Powell has held leadership roles of increasing responsibility across several industries over a 30-year career focused on talent and culture. Prior to joining BMS in 2013, Ms. Powell was the Chief Human Resources Officer for Shire Pharmaceuticals. She holds a B.S. degree from Iowa State University, a Master’s degree in Industrial Relations, University of Minnesota, and is certified as a Senior Professional in Human Resources (SPHR®).
Ms. Powell will participate in OpenText’s Director’s Deferred Share Unit Plan (the “DSU Plan”), whereby any non-management director of OpenText may elect to defer all or part of his or her retainer and/or fees in the form of common shares. A copy of the DSU Plan is filed as Exhibit 10.1 to OpenText’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2018, filed with the Securities and Exchange Commission on January 31, 2019. In addition, Ms. Powell will receive compensation for his service on the Board consistent with OpenText’s standard compensation practice for non-employee directors.
On June 15, 2021, OpenText issued a press release announcing the appointment of Ms. Powell to the Board, a copy of which is filed herewith as Exhibit 99.1.
Item 8.01    Other Events.
Incorporated by reference is a press release issued by OpenText on June 15, 2021, which is attached hereto as Exhibit 99.1.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by Open Text Corporation on June 15, 2021
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

June 17, 2021	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Open Text Corporation on June 15, 2021
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)